Consolidated Statements of Operations (Unaudited) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
REVENUE
TOTAL REVENUE	$ 1,917,848	$ 1,484,235
COST OF REVENUE	1,085,593	991,558
GROSS PROFIT	832,255	492,677
OPERATING EXPENSES
General & Administrative	3,557,603	1,721,420
Total Operating Expenses	3,557,603	1,721,420
LOSS FROM OPERATIONS	(2,725,349)	(1,228,743)
OTHER INCOME (EXPENSE)
Miscellaneous Income (Expense)		24,282
Interest Income	354	914
Interest Expense	(273,649)	(398,756)
Total Other Income (Expense)	(273,295)	(373,560)
LOSS BEFORE INCOME TAXES	(2,998,644)	(1,602,303)
BENEFIT (PROVISION) FOR INCOME TAXES
NET LOSS	$ (2,998,644)	$ (1,602,303)
BASIC AND DILUTED LOSS PER SHARE	$ (0)	$ (0)
WEIGHTED AVERAGE SHARES	8,940,368	6,464,862
Equipment Sales [Member]
REVENUE
TOTAL REVENUE	$ 1,647,996	$ 1,151,027
Service Revenue [Member]
REVENUE
TOTAL REVENUE	264,402	325,680
Other Revenue [Member]
REVENUE
TOTAL REVENUE	$ 5,450	$ 7,528